SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      The following is a list of exhibits furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.2	Press Release dated August 20, 2004

Item 12. Results of Operations and Financial Conditions.

     On August 6, 2004, Metrocall Holdings, Inc., issued a press release announcing its operating results for the three and six months ended June 30, 2004. On August 20, 2004, Metrocall Holdings, Inc. issued a press release containing corrections to its August 6, 2004 press release. A copy of the press release containing the corrections is furnished herewith as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.
	By: Name: Title:	/s/ George Z. Moratis George Z. Moratis Chief Financial Officer and Treasurer
Dated: August 20, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release dated August 20, 2004